SUPPLEMENT TO THE

FIDELITY® INSTITUTIONAL SHORT-INTERMEDIATE
GOVERNMENT FUND

Fund of Advisor Series IV

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2005

The following information replaces the last paragraph of the Distribution Services section beginning on page 29.

FDC or an affiliate may compensate intermediaries that distribute and/or service investors in the fund, or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. FDC anticipates that payments will be made to hundreds of intermediaries, including some of the largest broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC may pay or allow other incentives or payments to intermediaries.

These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

ISIGB-05-01 January 29, 2005
1.709082.105

The following information supplements that found in the Transfer and Service Agent Agreements section on page 30.

Many fund shares are owned by intermediaries for the benefit of their customers. Since the funds often do not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the funds, for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may be paid for each plan participant fund account for providing recordkeeping services that would otherwise have been performed by FIIOC.

FIIOC may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation ("NSCC"). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement and information services for mutual funds and other financial services companies.

Because intermediaries and plan recordkeepers may be paid varying amounts for recordkeeping and administrative services, such payments may provide incentives for intermediaries to favor one fund family over another.

SUPPLEMENT TO THE
FIDELITY REAL ESTATE HIGH INCOME FUND

A Fund of Fidelity Advisor Series IV

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2005

The following information replaces the last paragraph of the Distribution Services section on page 38.

FDC or an affiliate may compensate intermediaries that distribute and/or service investors in the fund, or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. FDC anticipates that payments will be made to hundreds of intermediaries, including some of the largest broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC may pay or allow other incentives or payments to intermediaries.

These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

REHIB-05-01 January 29, 2005
1.789535.101

The following information supplements that found in the Transfer and Service Agent Agreements section beginning on page 38.

Many fund shares are owned by intermediaries for the benefit of their customers. Since the funds often do not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the funds, for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may be paid for each plan participant fund account for providing recordkeeping services that would otherwise have been performed by FIIOC.

FIIOC may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation ("NSCC"). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement and information services for mutual funds and other financial services companies.

Because intermediaries and plan recordkeepers may be paid varying amounts for recordkeeping and administrative services, such payments may provide incentives for intermediaries to favor one fund family over another.